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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 13, 1997

                           SIGNET BANKING CORPORATION

             (Exact name of registrant as specified in its charter)

                 Virginia                   1-6505                     54-6037910

(State or other jurisdiction of           (Commission          (IRS Employer Identification No.)
 incorporation or organization)            File Number)

7 North Eighth Street, Richmond, Virginia                                          23219
(Address of principal executive offices)                                        (Zip Code)

Registrant's telephone number, including area code                              804 747-2000
                                                                                ------------


                                 Not Applicable

Former name, former address and former fiscal year, if changed since last report

ITEM 5.       Other Events.

              On November 13, 1997, First Union Corporation ("First Union") announced that shareholders of Signet Banking Corporation approved the previously announced proposed merger with First Union pursuant to the Agreement and Plan of Mergers dated as of July 18, 1997. See Exhibit 1 for the news release dated November 13, 1997.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits.

                    1.   News release dated November 13, 1997.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SIGNET BANKING CORPORATION
                                        (Registrant)

Date: November 14, 1997            /s/ W. H. Catlett, Jr.
      -----------------            ----------------------
                                   W. H. Catlett, Jr.
                                   Executive Vice President and Controller